Exhibit 23

                    Consent of Independent Public Accountants

                    Consent of Independent Public Accountants


We hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 to Form S-4 Registration Statement on Form S-8 (File No. 333-37082) of Exelon Corporation and Subsidiary Companies of our report dated January 30, 2001, except for Note 21 PETT Refinancing for which the date is March 1, 2001, relating to the financial statements and financial statement schedule, which report is included as an Exhibit to this Form 8-K Current Report.


PricewaterhouseCoopers LLP

Chicago, Illinois
March 16, 2001